FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 033-06790

THE TETON WESTWOOD FUNDS (the “Trust”)

TETON Convertible Securities Fund

(“Convertible Securities Fund”)

Supplement dated June 9, 2021, to the Trust’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information dated January 28, 2021.

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”), Prospectus (the “Prospectus”), and the Statement of Additional Information (the “SAI”), each dated January 28, 2021, of the Trust. Unless otherwise indicated, all other information included in the Summary Prospectus, the Prospectus and the SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement shall have the meanings ascribed to such terms in the registration statement.

Ms. Jane O’Keeffe has retired as a portfolio manager of the Convertible Securities Fund. Ms. O’Keeffe will continue as a consultant to the Convertible Securities Fund’s portfolio management team of Mr. Thomas Dinsmore, CFA, and Mr. James Dinsmore, CFA.

Accordingly, effective immediately, all references to Ms. Jane O’Keeffe are removed from the Summary Prospectus, Prospectus and SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE